Interests In Joint Ventures	12 Months Ended
Dec. 31, 2023
Disclosure of joint ventures [abstract]
Interests in joint ventures	Interests in joint ventures
In September 2018, Alvotech hf., a subsidiary of the Group, entered into a joint venture agreement with Changchun High & New Technology Industries (Group) Inc. (the “joint venture partner”, "CCHN") to form a newly created joint venture entity, Alvotech & CCHN Biopharmaceutical Co., Ltd. (the “joint venture” or “JVCO”). The purpose of the JVCO is to develop, manufacture and sell biosimilar products in the Chinese market. The JVCO’s place of business is also the country of incorporation.

Name of entity	Place of business	Ownership interest		Carrying Amount
		2023	2022	2023	2022
Alvotech & CCHN Biopharmaceutical Co., Ltd.	China	50%	50%	18,494	48,568
The proportion of ownership interest is the same as the proportion of voting rights held by the Group. Management evaluated whether the Group’s voting rights are sufficient for providing a practical ability to direct the relevant activities and strategic objectives of JVCO unilaterally. As the Group does not hold a majority of the voting rights, the Group does not control JVCO. As a result, the Group’s investment in JVCO is accounted for using the equity method.
The following table provides the change in the Group’s investment in a joint venture during the years ended 31 December 2023 and 2022:

	2023	2022
Balance at 1 January	48,568	55,307
Share in losses	(7,153)	(2,590)
Impairment loss on investment in joint venture	(21,519)	—
Translation difference	(1,402)	(4,149)
Balance at 31 December	18,494	48,568

The Group did not receive any dividends from JVCO during the years ended 31 December 2023, 2022, and 2021. The Group had a $5.0 million commitment to provide a cash contribution to JVCO as of 31 December 2020, which was paid during the year ended 31 December 2021. Similarly, the joint venture partner had a $50.0 million commitment to provide a cash contribution to JVCO as of 31 December 2020, which was also paid during the year ended 31 December 2021. The Group does not have any remaining commitments to JVCO as of 31 December 2023 and 2022. Furthermore, the Group does not have any contingent liabilities relating to its interests in JVCO as of 31 December 2023 or 2022. While there are no significant restrictions resulting from contractual arrangements with JVCO, entities in China are subject to local exchange control regulations. These regulations provide for restrictions on exporting capital from those countries, other than dividends. As of 31 December 2023, it had become clear that there were uncertainties around the economic conditions in China. Accordingly, the Group recorded an impairment loss on its investment in JVCO based on discussions between Alvotech and CCHN to buy back Alvotech´s interest in the joint venture. The Group estimated the recoverable amount using value in use where the recoverable amount is estimated as the future cash flows expected to arise from dividends to be received from the investment and from its ultimate disposal.